UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2016

Mercedes-Benz Auto Receivables Trust 2016-1
(Exact name of Issuing Entity as specified in its charter)
 Central Index Key Number of Issuing Entity: 0001682524

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
 Central Index Key Number of Depositor: 0001463814

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
 Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-212311-01	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the $1,497,970,000 Asset Backed Notes (the “Notes”) offered pursuant to the Prospectus dated September 9, 2016, annexed hereto as exhibits to this Current Report on Form 8-K are legality and tax matters opinions of Sidley Austin LLP relating to the Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Sidley Austin LLP regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Name: Steven C. Poling
Title: Assistant Secretary

Date: September 14, 2016

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP regarding legality.
8.1	Opinion of Sidley Austin LLP regarding certain tax matters.
23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).